Exhibit 10.3

“CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT.  CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION”

AMENDMENT NUMBER 1 TO GOOGLE SERVICES AGREEMENT ORDER FORM AND GOOGLE SERVICES AGREEMENT

This Amendment Number One to the Amended a a nd Restated Google Services Agreement dated January 1, 2009 (the "GSA") and the Google Services Agreement Order Form dated January 1, 2009 (the "Order Form") is entered into by and between Google Inc. ("Google") and Vertro, Inc. (formerly known as MIVA, Inc.) ("Customer"), effective as of January 1, 2011 (the “Amendment One Effective Date”). The GSA and Order Form, as amended, are together referred to as the "Agreement," and any capitalized terms used and not defined in this amendment have the meanings given in the Agreement.

1.
Pursuant to Section 2 (Services Term) of the Order Form, the Parties agree that the Renewal Term of the Order Form is January 1, 2011 to December 31, 2012, unless either party notifies the other party of its intent to not continue this Agreement after December 31, 2011 by delivering written notice thereof at least sixty (60) days prior to December 31, 2011.

2.
(a)  The list of (i) WebSearch Sites in the table for WebSearch Services on the first and second pages of the Order Form and (ii) AFS Sites in the table for AdSense for Search on the third page of the Order Form are each hereby amended and restated to include only the following: ***.

(b)      The list of Client Applications approved for (i) WebSearch Services in the table for WebSearch Services on the first and second pages of the Order Form and (ii) AFS Service in the table for AdSense for Search on the third page of the Order Form are each hereby amended and restated to include only the following: ***.

(c)      Except as described in paragraphs (a) and (b) of this Section 2, the table for WebSearch Services on the first and second pages of the Order Form and the table for AdSense for Search on the third page of the Order Form each remain in full force and effect.

3.	The following definitions are added to Section 3 (Defined Terms) of the Order Form:

3.29.  “End User Query" means (a) a text query entered and submitted into a WebSearch Box on the Site(s) or Client Applications by an End User, or (b) a click by an End User on a Related Keyword that generates a Related Search.

3.30.  “Google Branding Guidelines” means the brand treatment guidelines applicable to the Services and located at the following URL: http://www.google.com/wssynd/02brand.html (or a different URL Google may provide to Customer from time to time).

3.31.  “Related Keywords” means text links consisting of keywords which are automatically selected and provided by Google and which generate a Related Search.

3.32.  “Related Search” means an End User Query that is generated by an End User clicking on a Related Keyword, provided that Customer complies with the additional terms set forth in Exhibit D.

4.	The following sentence is hereby added to the end of Section 4.2(a) (Search Boxes and Queries) of the Order Form:

***.

5.
Section 4.3.2 (License to Google Brand Features) of the GSA is hereby deleted in its entirety.  Section 4.2(c) (Labeling, Branding and Attribution) of the Order Form is hereby deleted and replaced with the following:

Google grants to Customer a non-exclusive and non-sublicensable license during the Services Term to use the Google Brand Features solely to fulfill Customer’s obligations in connection with the Services in accordance with this Agreement and the Google Branding Guidelines.  ***.  Any goodwill resulting from the use by Customer of the Google Brand Features will belong to Google. Google may include Customer’s Brand Features in customer lists.  Google will provide Customer with a sample of this usage if requested by Company. Nothwithstanding the foregoing, WebSearch Boxes and WebSearch Results Sets located on approved Starware branded WebSearch Sites and all WebSearch Client Applications shall not have any Google labeling, branding or attribution.

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***  Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

6.	The following sentence is hereby added to the beginning of Section 5.2(a) (AFS Queries) of the Order Form:

***

7.	Section 14 *** of the Order Form is hereby deleted and replaced with the following:

***

8.	Section 15.2 (AdSense for Search) of the Order Form is hereby deleted and replaced with the following:

***

9.	The following sentence is hereby added as Section 15.4(c) of the Order Form:

Bank Charges.  The party receiving payment will be responsible for any bank charges assessed by the recipient’s bank.

10.	The following sentence is hereby added as Section 5.4 of the Order Form:

Privacy Policy.  Customer will ensure that at all times during the Renewal Term, Customer has a clearly labeled and easily accessible privacy policy in place relating to the Site(s) and that this privacy policy:

(i)
clearly discloses to End Users that third parties may be placing and reading cookies on End Users’ browsers, or using web beacons or similar technologies to collect information in the course of advertising being served on the Site(s);  and

(ii)	includes information about End Users’ options for cookie management.

11.	Annex 1 h ereto is added as Exhibit D of the Order Form.

12.	Customer acknowledges and agrees that Google may update the Client Application Guidelines from time to time at its sole discretion, as set forth in Section 6 (Client Application) of the Order Form.

13.	Except as modified by this amendment, the Agreement remains in full force and effect. This amendment may be executed in counterparts, including facsimile counterparts.

Google: GOOGLE INC.		Customer: VERTRO, INC.

By:	/s/ Nikesh Arora	By:	/s/ Peter A. Corrao
Print Name: Nikesh Arora		Print Name: Peter A. Corrao
Title: President, Global Sales and Business Development		Title: President & CEO
Date: 12/2/2010		Date: 12/2/2010

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***  Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

Annex 1

EXHIBIT D

1.	***

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***  Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

Annex 1

ATTACHMENT 1

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***  Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.